Long-Term Investment	12 Months Ended
Dec. 31, 2025
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT

11. LONG-TERM INVESTMENT

In May 2025, the Group invested HKD103,950 in 13,413 Class B participating shares. The Group holds an investment in Renascence Global Capital SPC Limited - Number 1 SP.  The Fund is a BVI-registered high-risk closed-end fund investing primarily in non-investment grade bonds, private equity and derivatives, aiming for medium-to-long-term capital appreciation through diversified asset allocation. The 10-year lock-up period is consistent with market practice for such funds, and the associated liquidity discount is embedded in the NAV. The fair value is determined accordingly based on the net asset value (NAV) per share provided by the fund administrator. In accordance with ASC 820-10-50-6A, the Group provides the following supplemental disclosures: The investment objective and strategy of the fund have not been provided by the fund manager as of the reporting date; the Group has no unfunded commitments and the subscription amount has been fully paid; no redemption is permitted without the prior written consent of the Fund’s directors, and if permitted, not less than 60 days’ prior written notice is required.

Based on fund’s governing documents, the Fund meets the definition of an investment company under ASC 946. Accordingly, this investment is measured using the NAV practical expedient and is not classified within the fair value hierarchy (Level 1, 2 or 3).

As of December 31, 2025, accordingly to the NAV per share confirmed by third-party valuation, the fair value of long-term investment was HKD 107,669 (RMB96,738, USD13,833), resulting in a fair value gain of HKD 3,719(RMB3,524, USD504) recognized in profit.